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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-18969) of ONTRACK Data International, Inc. of our report dated February 6, 1997 appearing in the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-KSB.



Price Waterhouse LLP
Minneapolis, Minnesota
March 24, 1997